UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 1, 2015

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{BH276400.4}

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Special Meeting. On December 1, 2015, River Financial Corporation (the “Company”) held a special meeting of shareholders. At the special meeting, the Company’s shareholders were asked to vote on the five proposals detailed in the Company’s and Keystone Bancshares, Inc.’s joint proxy statement/prospectus filed with the Securities and Exchange Commission on July 31, 2015. Following is a summary of the voting results for the three proposals:

First. Agreement and Plan of Merger. The proposal to approve the Agreement and Plan of Merger, dated as of May 13, 2015, by and between the Company and Keystone Bancshares, Inc., was approved with the following votes:

	Voted	Percent of Voted	Percent of Outstanding
For	2,248,353	98.85%	75.31%
Against	13,704	.60%	.46%
Abstain	12,500	.55%	.42%
Broker Non-votes			%

Second. Amended Articles. The proposal to amend the Company’s articles of incorporation to increase the authorized number of shares of River Financial Corporation common stock from 5,000,000 to 10,000,000 shares was approved with the following votes:

		Voted	Percent of Voted	Percent of Outstanding
For	2,241,353		98.54%	75.07%
Against	18,204		.80%	.61%
Abstain	15,000		.66%	.50%
Broker Non-votes				%

Third. Number of Directors. The proposal to establish the number of directors of the Company at seven (7) effective upon the merger between Keystone Bancshares, Inc. and the Company was approved with the following votes:

		Voted	Percent of Voted	Percent of Outstanding
For	2,251,353		98.98%	75.41%
Against	2,000		.09%	.07%
Abstain	21,204		.93%	.71%
Broker Non-votes				%

Fourth. Stock Plan. The proposal to approve the 2015 Incentive Stock Compensation Plan was approved with the following votes:

		Voted	Percent of Voted	Percent of Outstanding
For	2,245,682		98.73%	75.22%
Against	7,875		.35%	.26%
Abstain	21,000		.92%	.70%
Broker Non-votes				%

Fifth. Adjournment. The proposal to approve adjournment of the Special Meeting to allow time for further solicitation of proxies in the event there were insufficient votes present at the Special Meeting, in person or by proxy, to approve the merger agreement or the 2015 Incentive Stock Option Plan was approved with the following votes:

{BH276400.4}

		Voted	Percent of Voted	Percent of Outstanding
For	2,247,853		98.83%	75.29%
Against	11,204		.49%	.38%
Abstain	15,500		.68%	.52%
Broker Non-votes		0	0	0%

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment to Articles of Incorporation

{BH276400.4}

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: December 7, 2015	By:	/s/ James M. Stubbs
James M. Stubbs
President & Chief Executive Officer

{BH276400.4}

exhibits index

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment to Articles of Incorporation

{BH276400.4}